UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39336	82-3204328
(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 16, 2026, Aditxt, Inc. (the “Company”) entered into Amendment No.2 to Note Purchase Agreement (the “Amendment”) by and among the Company, Ignite Proteomics LLC, a Delaware limited liability company and the Company’s wholly owned subsidiary (“Ignite”), and the investors named therein (the “Investors”), pursuant to which the previously announced Note Purchase Agreement, dated June 3, 2026, as amended on June 22, 2026 by the previously announced Amendment No.1 to Note Purchase Agreement (as amended, the “Purchase Agreement”), was amended to (i) allow a new party to join the Purchase Agreement as an Investor; (ii) cancel a Note (defined below) (the “Cancelled Note”) previously issued pursuant to the Note Purchase Agreement, and (iii) issue two additional Notes pursuant to the Purchase Agreement (the “Additional Notes”). The original principal amount of the Cancelled Note is equal to the aggregate original principal amount of the Additional Notes, and the Amendment did not result in an increase or decrease to the aggregate original principal amount of the senior secured notes (the “Notes”) issued or issuable pursuant to the Note Purchase Agreement.

The Additional Notes, together with the previously issued Notes, will be secured by a valid, perfected and enforceable security interest in certain assets of the Ignite and its subsidiaries, which assets include substantially all of the assets of Ignite pursuant to that certain Security and Pledge Agreement (the “Security Agreement”) by and among the Company, Ignite and the collateral agent named therein (the “Collateral Agent”). The Additional Notes, together with the previously issued Notes, will be further secured by a pledged by the Company of all of the equity held by the Company in Ignite pursuant to that certain Pledge Agreement (the “Pledge Agreement”) by and between the Company and the Collateral Agent.

The foregoing descriptions of the Amendment, the Purchase Agreement, the Notes, the Security Agreement and the Pledge Agreement are qualified in their entirety by reference to the full text of the Amendment, the Purchase Agreement, the Notes, the Security Agreement and the Pledge Agreement, forms of which are attached hereto or incorporated herein by reference as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6, respectively.

The Purchase Agreement, the Amendment, the Notes, the Security Agreement and the Pledge Agreement contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement, the Amendment, the Notes, the Security Agreement and the Pledge Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we file with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities of the Company in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

Certain statements and assumptions in this Current Report contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation, the completion of any sales under the Purchase Agreement or proceeds received under the Purchase Agreement, if any. Other risk factors are more fully discussed in the Company’s filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of the Investors in the Purchase Agreement, the offer and sale of the Additional Notes by the Company to the Investors under the Purchase Agreement as amended by the Amendment is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), pursuant to the exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act. Each Investor represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D, and that it is acquiring the shares for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment No. 2 to Note Purchase Agreement.
10.2	Form of Note Purchase Agreement, dated as of June 3, 2026, by and among the Company, Ignite and the Investors incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on June 9, 2026.
10.3	Form of Amendment No. 1 to Note Purchase Agreement, dated June 22, 2026, by and among the Company, Ignite and the Investors. Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on June 23, 2026.
10.4	Form of Senior Secured Promissory Note incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on June 9, 2026
10.5	Form of Security Agreement, dated as of June 3, 2026, by and between Ignite and the Collateral Agent incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed with the SEC on June 9, 2026
10.6	Form of Pledge Agreement, dated as of June 3, 2026, by and between the Company and the Collateral Agent incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed with the SEC on June 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: July 17, 2026

By:	/s/ Jeffrey M. Busch
Name:	Jeffrey M. Busch
Title:	Interim Chief Executive Officer

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